EXHIBIT 4.3


                                                                       EXHIBIT B
                                                to Securities Purchase Agreement


                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 14, 2001, by and among GENUS, INC., a corporation organized under the laws of the State of California (the "Company"), and the undersigned (the "Initial Investors").

     WHEREAS:

     A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated the date hereof (the "Securities Purchase Agreement;" capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement). In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of the Company's common stock, no par value
(the "Common Stock"), and (ii) warrants to purchase Common Stock (the "Warrants"). The shares of Common Stock issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares."

     B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

     1.     DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     (i) "Investors" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof; provided, however, that the term "Investors" shall not include any of the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with
Section  9  hereof  that cease to own or hold any of the Registrable Securities.

     (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

     (iii) "Registrable Securities" means (i) the Shares, (ii) the Warrant Shares, (iii) any shares of Common Stock issued or issuable as a result of the operation of the anti-dilution provisions of the Warrants and (iv) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.

     (iv) "Registration Statement" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

     2.     REGISTRATION.

     a. Mandatory Registration. The Company shall file with the United States Securities and Exchange Commission ("SEC"), on the date which is on or before thirty-five (35) calendar days after the Closing Date (the "Filing Deadline") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors as to the use of such form (as determined pursuant to Section 11(j) hereof)) covering the resale of at least 3,699,042 shares of Common Stock, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "Initial Registration Statement"). The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the review by) the Initial Investors and their counsel at least five (5) Business Days prior to its filing or other submission. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Warrant Shares or any other Registrable Securities cannot be included in the Initial Registration Statement (an "SEC Determination")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "Uncovered Shares"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the fifth (5th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "Uncovered Share Filing Deadline"), either (a) an amendment (the "Uncovered Shares Amendment") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "Uncovered Shares Registration Statement"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel for review and comment at least three (3) Business Days prior to its filing or other submission. The Company shall use its best efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof.

     b.     [Reserved]

     c. Payments by the Company. The Company shall use its best efforts to cause each Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to Section 2(a), in no event later than the ninety-fifth (95th) calendar day after the Closing Date (the "Registration Deadline"), and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the forty-fifth (45th) day after the Uncovered Share Filing Deadline (the "Uncovered Share Registration Deadline"). If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, or declared effective by the SEC on or before the Registration Deadline or the Uncovered Share Registration Deadline, as applicable, or if, after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) required to be included therein (except, in the case of the Initial Registration Statement, for Uncovered Shares which are the subject of an SEC Determination) cannot be made pursuant to the Registration Statement (by reason of a stop order, the Company's failure to update a Registration Statement, any reason resulting in Uncovered Shares or any other reason outside the control of the Investors) or (ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market or Small Cap Market (the "Nasdaq Markets"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Registration Deadline, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity).

     The Company shall pay to each Investor an amount equal to (i) the Investment Amount (as defined in the Securities Purchase Agreement) paid by such Investor (or if such Investor is not an Initial Investor, the Investment Amount paid by such Investor's transferor or assignor of such Shares and Warrants) for the Shares and Warrants purchased by such Investor (or such Investor's transferor or assignor) pursuant to the Securities Purchase Agreement (the "Aggregate Purchase Price"), multiplied by (ii) one percent (1%) (with respect to the period commencing on the Filing Deadline, the Uncovered Filing Deadline, the Registration Deadline or the Uncovered Share Registration Deadline, as applicable multiplied by (iii) the sum of (x) the quotient calculated by dividing (A) the number of days after the Filing Deadline or Uncovered Share Filing Deadline, as applicable, and prior to the date the Registration Statement or Uncovered Share Amendment or Uncovered Share Registration Statement, as applicable, in each case as required to be filed pursuant to Section 2(a), is filed with the SEC by (B) thirty, plus (y) the quotient calculated by dividing
(A) the number of days after the Registration Deadline or Uncovered Share Registration Deadline, as applicable, and prior to the date the Registration Statement or Uncovered Share Amendment or Uncovered Share Registration Statement, as applicable, in each case as filed pursuant to Section 2(a), is declared effective by the SEC by (B) thirty, plus (z) the quotient calculated by dividing (A) the sum of the number of additional days that (I) sales of any Registrable Securities required to be included in a Registration Statement (except, in the case of the Initial Registration Statement, for any Uncovered Shares which are the subject of an SEC Determination) cannot be made pursuant to a Registration Statement after such Registration Statement has been declared effective, or (II) the Common Stock is not listed or included for quotation on the Nasdaq Markets, the NYSE or AMEX by (B) thirty. For example, if the Initial Registration Statement becomes effective thirty (30) days after the Registration Deadline, the Company would pay $10,000 for each $1,000,000 of Aggregate Purchase Price; and thereafter, for each additional period of thirty (30) days that sales cannot be made pursuant to the Initial Registration Statement (except as to Uncovered Shares which are subject to an SEC Determination), the Company would pay $10,000 for each $1,000,000 of Aggregate Purchase Price. Such amounts shall be paid in cash within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty
(30) day period. If such payment is not made within such five (5) day period the Investor thereafter shall be entitled to interest on the unpaid amount at a rate equal to two percent (2%) per month until such amount is paid in full to the Investor. If the Company is unable to pay all amounts due and payable with respect to the penalties, the Company will pay the Investors such amounts pro rata based upon the total amounts payable to each Investor as a percentage of the total amounts payable to all Investors.

     d.     Piggy  Back  Registrations.

     (i) If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within twenty (20) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Investor requests to be registered, provided, however, that the number of Registrable Shares proposed to be sold by such securities is equal to at least fifty percent (50%) of the total number of Registrable Securities then held by such participating Investor, (iii) such Investor agrees to sell those of its Registrable Securities to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and
(iv) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such Investor's Registrable Securities (without any reduction in the number of shares to be sold for the account of the Company or such party exercising registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such Investor shall be as provided in Section 2(d)(ii) hereof.

     (ii) If a registration pursuant to Section 2(d)(i) is done in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion, if any of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in such registration statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     e. Eligibility for Form S-3. The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

     3.     OBLIGATIONS  OF  THE  COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     a. The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2(a) and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline or the Uncovered Share Registration Deadline, as applicable). The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) five (5) years following the date hereof or
(ii) the date that all Registrable Securities have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act (the "Registration Period"). In the event that the sale of Registrable Securities by one or more Investors is determined by the SEC to constitute a primary offering, upon the written request from time to time of any such Investor, the Company shall as promptly as practicable: cause a Registration Statement to be amended and/or one or more additional Registration Statements (which may be requested on a sequential basis) to be filed (as specified by the applicable Investors) and to be declared effective; and take all other actions reasonably requested by such Investors to effectuate the offering of Registrable Securities. If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its best efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible. Each
Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

     c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto.

     d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section  3(d),  (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

     g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

     h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC.

     i. At the request of the Initial Investors whose Registrable Securities are included in a Registration Statement, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering, including that the Registration Statement and related prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a letter, dated as of such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Initial Investors and the underwriters, if any.

     j. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

     k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     l. The Company shall use its best efforts to promptly either (i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq Stock Market, or (ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

     m. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     n. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in a form customary for such transactions.

     o. The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

     p. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     q. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (except (i) to the extent existing agreements may otherwise provide or (ii) in the case of the Common Stock underlying the warrants to be issued to WFVK as placement agent of the financing contemplated by the Securities Purchase Agreement) to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

     4.     OBLIGATIONS  OF  THE  INVESTORS.

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of any information the Company requires from each such Investor.

     b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

     d. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(d) to the contrary, this Section 4(d) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

     5.     EXPENSES  OF  REGISTRATION.

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (excluding brokers' fees, underwriting discounts and commissions, and similar selling expenses), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, and the fees and disbursements of counsel selected by the Investors, shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6.     INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if any of them holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     7.     CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  EXCHANGE  ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 5(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

     b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.     ASSIGNMENT  OF  REGISTRATION  RIGHTS.

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

     10.     AMENDMENT  OF  REGISTRATION  RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), and Investors (excluding Investors who are affiliates of the Company) who hold fifty percent (50%) in interest of the Registrable Securities (excluding Registrable Securities held by affiliates of the Company) or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  MISCELLANEOUS.

     a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

If  to  the  Company:

Genus,  Inc.
1139  Karlstad  Drive
Sunnyvale,  CA  94089
Telephone  No.:  (408)  747-7120
Facsimile  No.:  (408)  747-7198
Attention:  Mr.  Kenneth  Schwanda

With  a  copy  to:

Wilson  Sonsini  Goodrich  &  Rosati
650  Page  Mill  Road
Palo  Alto,  CA  94304
Telephone  No.:  (650)  493-9300
Facsimile  No.:   (650)  493-6811
Attention:  Mark  Casillas,  Esq.

If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b), with a copy to:

Wells  Fargo  Van  Kasper
600  California  St.,  Suite  1700
San  Francisco,  CA  94108
Telephone  No.:  (415)  391-5600
     Facsimile  No.:  (415)  397-2744
     Attention:     Robert  L.  Quist
          Managing  Director

     Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(b) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company further agrees that service of process upon the Company mailed by first class mail to the address set forth in
Section 11(b) shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     e. This Agreement, the Securities Purchase Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

     f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding more than fifty percent (50%) of the Registrable Securities (determined as if all Warrants then outstanding had been exercised by the payment of cash) then held by all Investors.

     k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, (A) the number of Registrable Securities held by an Investor shall be determined as if all Warrants then outstanding and held by an Investor were exercised by the payment of cash and (B) no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.

     l. For purposes of this Agreement, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.



     [Remainder  of  Page  Intentionally  Left  Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:

[Name  of  Purchasers]

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:

[Name  of  Purchaser]

Special  Situations  Private  Equity  Fund,  L.P

By:     /s/  Austin  Marke
Name:      Austin  Marke
Title:     MD

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:

[Name  of  Purchaser]

Special  Situations  Technology  Fund,  L.P

By:          /s/Austin  Marke
Name:          Austin  Marke
Title:          MD

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]


By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Special  Situations  Fund,  III  L.  P.

By:          /s/  Austin  Marke
Name:          Austin  Marke
Title:          MD

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Special  Situation  Cayman  Fund,  L.P.

By:          /s/  Austin  Marke
Name:          Austin  Marke
Title:          MD

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

James  Gerson

By:          /s/  James  Gerson
Name:          James  Gerson
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Mangin  Family  LP

By:          /s/  Joseph  Mangin
Name:          Joseph  Mangin
Title:          General  Partner

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

John  P.  Rosenthal

By:          /s/  John  P.  Rosenthal
Name:          John  P.  Rosenthal
Title:          Investor

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

HAFF  Partners  LP

By:     /s/  Drew  Gelfenbein
Name:     Drew  Gelfenbein
Title:     President-  Gledroy  Mgmt.  Corp  (General  Partner)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

Gelfenbein  Family  LP

By:     /s/  Drew  Gelfenbein
Name:     Drew  Gelfenbein
Title:     President-  Geldroy  Mgmt.  Corp  (General  Partner)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Roy  R.  Neuberger

By:          /s/  Roy  R.  Neuberger
Name:          Roy  R.  Neuberger
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Melanie  Capital

By:          /s/  Melvin  Morse
Name:          Melvin  Morse
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

Forus  Investments,  Inc.

By:          /s/  Louis  Spear
Name:          Louis  Spear
Title:          President

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

Richard  Lewisohn  III

By:     /s/  Richard  Lewisohn,  III
Name:     Richard  Lewisohn,  III
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

Jerome  A.  Yavitz

By:          /s/  Jerome  A.  Yavitz
Name:          Jerome  A.  Yavitz
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Irwin  W  Silverberg

By:           /s/  Irwin  W.  Silverberg
Name:          Irwin  W.  Silverberg
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Delaware  Charter

By:          /s/  Harold  J.  Krause
Name:          Harold  J.  Krause
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

Morton  Seaman

By:          /s/  Morton  Seaman
Name:          Morton  Seaman
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

Bedford  Oak  Partners,  LP

By:          /s/  Harvey  P.  Eison
Name:          Harvey  P.  Eison
Title:          Chairman

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.


By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

BayStar  Capital,  L.P

By:          /s/  Lawrence  Goldfarb
Name:          Lawrence  Goldfarb
Title:          Managing  Director

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO


INITIAL  INVESTORS:
[Name  of  Purchasers]

BayStar  International,  LTD.

By:          /s/  Lawrence  Goldfarb
Name:          Lawrence  Goldfarb
Title:          Managing  Director

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GENUS,  INC.

By:     /s/  William  W.  R.  Elder
Name:     William  W.  R.  Elder
Its:  Chairman,  President  and  CEO

INITIAL  INVESTORS:
[Name  of  Purchasers]

The  Timken  Living  Trust  U/A/D  9/14/99

By:          /s/  William  Timken
Name:          William  Timken
Title: